UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2025

CompoSecure, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39687	85-2749902
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Pierce Street Somerset, New Jersey	08873
(Address of Principal Executive Offices)	(Zip Code)

(908) 518-0500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	CMPO	New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock	CMPOW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Other Events

On November 2, 2025, CompoSecure, Inc. (“CompoSecure” or the “Company”) entered into a Share Purchase Agreement with entities affiliated with Platinum Equity pursuant to which CompoSecure will combine with Husky Technologies Limited (“Husky”) for aggregate consideration of approximately $4.976 billion, comprised of cash and shares of CompoSecure’s Class A common stock, par value $0.0001 per share (the “Common Stock”). In conjunction with the closing of CompoSecure’s planned business combination with Husky, Husky will become a wholly owned subsidiary of CompoSecure Holdings, and Resolute Holdings Management, Inc. (“Resolute Holdings”) will enter into a management agreement with Husky, on substantially the same terms as the existing management agreement between Resolute Holdings and CompoSecure Holdings, L.L.C. Concurrently with the execution of the Share Purchase Agreement, CompoSecure entered into purchase agreements with certain investors named therein pursuant to which the Company agreed to issue and sell to such investors in a private placement an aggregate of approximately 106 million shares of Common Stock at a purchase price of $18.50 per share, for an aggregate purchase price of approximately $1.96 billion. The closing of the private placements is conditioned upon the substantially concurrent consummation of the business combination with Husky, which is expected to close in the first quarter of 2026, subject to customary closing conditions, including regulatory approval.

CompoSecure has made available investor presentations regarding the proposed business combination and the transactions related thereto (collectively, the “Transactions”), which are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and which are incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Additional Information about the Transactions and Where to Find It

This Current Report on Form 8-K is being made in connection with the Transactions. The Company plans to file a proxy statement and certain other documents with the SEC to seek the Company Stockholder Approval in connection with the Company Stock Issuance. The definitive proxy statement (if and when available) will be mailed to shareholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Shareholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the Transactions at the SEC’s website (http://www.sec.gov). In addition, the Company’s shareholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (https://ir.composecure.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at ir@composecure.com.

Participants in the Solicitation

The Company, Resolute Holdings Management, Inc. (“Resolute Holdings”) and their respective directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the approval of the holders of the Common Stock of the issuance of shares of Common Stock (the “Company Stock Issuance”) pursuant to the terms of the agreements governing the Transactions at a special meeting (the “Company Stockholder Approval”). The Company’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 5, 2025 (including Part III thereof, which is incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 18, 2025), as amended by the Current Reports on Form 8-K filed by the Company on July 14, 2025 (as amended on July 17, 2025), and regarding the directors and officers of Resolute Holdings in Resolute Holdings’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 31, 2025 (including Part III thereof, which is incorporated by reference to Resolute Holdings’ Definitive Proxy Statement on Schedule 14A filed with the SEC on April 18, 2025), as amended by the Current Report on Form 8-K filed by Resolute Holdings on July 14, 2025.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Company Stock Issuance and other matters to be voted upon at the special meeting will be set forth in the proxy statement for the Company Stock Issuance when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Company Stock Issuance will be included in the proxy statement that the Company intends to file with the SEC.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about the timing and completion of the Transactions, expected benefits, future plans, expectations and opportunities, are forward-looking statements. Forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially. Important factors include, among others: (i) the risk that the Transactions may not be completed in a timely manner or at all; (ii) the failure to obtain required approvals, including regulatory approvals and the Company Stockholder Approval; (iii) the occurrence of any event that could give rise to termination of the Share Purchase Agreement; (iv) the effect of the announcement, pendency or consummation of the Transactions on the parties’ business relationships, operations, financial and accounting matters; (v) risks that the expected benefits of the Transactions, including financial projections, estimates and outlook, may not be fully realized or may take longer to realize than expected; (vi) risks related to financing the Transactions; (vii) costs related to the Transactions; (viii) potential litigation and/or regulatory actions relating to the Transactions; (ix) general economic, market, industry and competitive conditions; and (x) other risks and uncertainties described in CompoSecure’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q, which identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date made. CompoSecure undertakes no obligation to update any forward-looking statements, except as required by law.

No Offer or Solicitation.

This Current Report on Form 8-K is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The issuance of shares of Parent Common Stock in connection with the Transactions will be submitted to CompoSecure’s stockholders for their consideration. In connection therewith, CompoSecure intends to file with the SEC a proxy statement.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Call Presentation of the Company
99.2	Investor Presentation of the Company
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPOSECURE, INC.

Date: November 3, 2025	By:	/s/ Thomas R. Knott
Name: Thomas R. Knott
Title: Chief Investment Officer